                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------
                         AMENDMENT NO. 1 TO FORM 8-K/A1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 14, 2002
                                                         --------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                    13-0853260
   -----------------------------------             -----------------------------
      (STATE OR OTHER JURISDICTION                       (I.R.S. EMPLOYER
            OF INCORPORATION)                         IDENTIFICATION NUMBER)

       115 RIVER ROAD, BUILDING 10
          EDGEWATER, NEW JERSEY                                07020
   -----------------------------------                    --------------
          (ADDRESS OF PRINCIPAL                             (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           --------------


 -------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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              Item 4 of Hanover Direct, Inc.'s Current Report on Form 8-K filed on May 10, 2002 (the "Form 8-K") is hereby amended and restated in its entirety to read as follows:

ITEM 4. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS

         The Board of Directors of Hanover Direct, Inc. (the "Company"), upon recommendation of its Audit Committee, has ended the engagement of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants, effective on the filing on May 14, 2002 of the Company's Form 10-Q for the fiscal quarter ended March 30, 2002, and has authorized the engagement of KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year ending December 28, 2002. Arthur Anderson no longer provides services as the Company's principal independent auditor. Arthur Andersen's report on the Company's 2001 financial statements was issued on March 16, 2002, in conjunction with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

         During the Company's two most recent fiscal years ended December 30, 2000 and December 29, 2001, and the subsequent interim period through May 14, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

         The audit reports of Arthur Andersen on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal years ended December 30, 2000 and December 29, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         The Company has provided Arthur Andersen with a copy of the foregoing disclosures. A letter from Arthur Andersen, stating its agreement with these statements, is attached as Exhibit 16.2.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through May 14, 2002.

         During the Company's most recent fiscal years ended December 29, 2001, and the subsequent interim period through May 14, 2002, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              The Form 8-K is hereby amended by adding Exhibit 16.2 thereto and by amending and restating the Exhibit List contained therein in its entirety to read as follows:

Exhibits

16.1 Letter of Arthur Andersen LLP dated May 9, 2002 regarding change in certifying accountant

16.2 Letter of Arthur Andersen LLP dated May 15, 2002 regarding change in certifying accountant




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HANOVER DIRECT, INC.
                                          --------------------------------------
                                                  (Registrant)

May 15, 2002                              By:  /s/ Edward M. Lambert
                                          --------------------------------------
                                          Name:  Edward M. Lambert
                                          Title: Executive Vice President and
                                                 Chief Financial Officer